REGISTRATION RIGHTS AGREEMENT



                                                     January 3, 1996


Susan Olivieri
79 East Wilder Road
West Lebanon, NH  03784

Robert MacNeil
79 East Wilder Road
West Lebanon, NH  03784

Dear Purchasers:

         This will confirm that, in consideration of the Asset Purchase Agreement between Casella Waste Management, Inc., a subsidiary of Casella Waste Systems, Inc., a Delaware corporation (the "Corporation"), and Northeast Waste Services, Ltd., dated January 3, 1996 (the "Asset Purchase Agreement"), pursuant to which Casella Waste Management, Inc. will acquire certain assets of Northeast Waste Services, Ltd. and enter into certain arrangements with the Purchasers for consideration including stock purchase warrants to purchase shares of Class A Common Stock, $.01 par value, of the Corporation (the "Warrants") and in order to induce you to consummate the transaction contemplated by the Asset Purchase Agreement, the Corporation hereby covenants and agrees with you, and with each subsequent holder of Restricted Securities (as such term is defined herein), as follows:

         1. Certain Definitions.. As used in this Agreement, the following terms shall have the following respective meanings:

         "Charter" shall mean the Corporation's Amended and Restated Certificate of Incorporation.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Class A Common Stock, $.01 par value per share, of the Corporation, as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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         "Purchasers" shall mean Robert MacNeil and Susan Olivieri.

         "Registration Expenses" shall mean the expenses so described in
Section 6.

         "Restricted Securities" shall mean the Warrants and the Restricted Stock, for so long as the instruments or certificates evidencing such securities shall be required to bear the legend set forth in Section 2 hereof.

         "Restricted Stock" shall mean the Warrant Shares, the certificates for which are required to bear the legend set forth in Section 2 hereof.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 6.

         "Warrant Shares" shall mean the shares of Class A Common Stock issued or issuable upon exercise of the Warrants by the Purchasers.

         2. Restrictive Legend. Each certificate representing Warrant Shares and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Securities (other than under the circumstances described in Section 4 hereof), the holder thereof shall give written notice to the Corporation of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and shall be accompanied by an opinion of counsel satisfactory to the Corporation to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, subject to any other restrictions or transfer then applicable to the holder thereof, such holder shall be entitled to transfer such securities in accordance with the terms of its notice. All Restricted Securities transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (a) such transfer is a public sale in

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accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Corporation) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

         4. Incidental Registration. If the corporation at any time proposes to register any of its securities for its own account under the Securities Act for sale to the public (except with respect to registration statements on Form S-4, S-8, S-14 or S- 15 or another form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), each such time it will give written notice to Purchasers of its intention so to do. Upon the written request of any Purchaser given within ten (10) days after the date of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Corporation will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. The Corporation may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration fee without any obligation to any holder of any Restricted Stock. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 4 to register Restricted Stock shall specify that either: (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration; or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based on their total ownership of shares of common stock, giving effect to the conversion into Common Stock of all securities convertible therein to)) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein. Notwithstanding anything to the contrary contained in this Section 4, in the event that there is an underwritten offering of securities of the Corporation pursuant to a registration covering Restricted Stock and a selling holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Corporation's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock so registered pursuant to this Section 4 during the period of distribution of the Corporation's securities by such underwriters and a period in which the underwriting syndicate participates in the aftermarket; provided, however,

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that such holder shall, in any event, be entitled to sell its Restricted Stock in connection with such registration commencing on the 90th day after the effective date on such registration statement. The Corporation may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the holders of Restricted Stock.

         5. Registration Procedures. If and whenever the Corporation effects the registration of any shares of Restricted Stock under the Securities Act, the Corporation will:

    (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

    (b) as expeditiously as possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, in the case of a firm underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Restricted Stock covered thereby or 120 days after the effective date thereof;

    (c) as expeditiously as possible, furnish to each seller and to each underwriter such number of copies of the prospectus as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

    (d) as expeditiously as possible, use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Corporation shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

    (e) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when

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


         a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Corporation has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

    (f) use its best efforts (if the offering is underwritten) to furnish, at the request of any seller of Restricted Stock, on the closing date of such offering: (i) an opinion, dated such date, of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to such seller, covering substantially the same matters with respect to the registration statement and the prospectus as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities.

         For purposes of paragraphs (a) and (b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or 120 days after the effective date thereof.

         In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Corporation in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         6. Expenses. All expenses incurred by the Corporation in complying with
Section 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and expenses of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses."

         The Corporation will pay all Registration Expenses in connection with each registration statement under Section 4. All Selling Expenses in connection with each registration statement under Section 4 shall be borne by the participating

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


Purchasers in proportion to the number of shares sold by each, or by such participating Purchasers other than the Corporation (except to the extent the Corporation shall be a seller) as they may agree.

         7. Indemnification and Contribution. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, the Corporation will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

         In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 4, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Corporation and each person, if any, who controls the Corporation within the meaning of the Securities Act, each officer of the Corporation who signs the registration statement, each director of the Corporation, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Corporation by or on behalf of such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall not in any event exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or if the indemnifying party shall not in fact have employed counsel to assume the defense of such action, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and foes of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid; or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the

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


indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         If the indemnification provided for in the first two paragraphs of this
Section 7 is unavailable to or insufficient to hold harmless as indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Corporation, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this
Section 7. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation, on the one hand, or by the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Corporation and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if all of the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the proceeds received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.


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


         The indemnification of underwriters provided for in this Section 7 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

         8. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

         9. "Stand-Off" Agreement. If requested by the corporation and the managing underwriter of an offering by the Corporation of Common Stock or other securities of the Corporation pursuant to a Registration Statement, you and any subsequent holders of Restricted Stock shall agree not to sell publicly or otherwise transfer or dispose of any Restricted Stock held by such holder for a period of time beginning 20 days prior to and ending 180 days (in the case of an initial public. offering), or 120 days (in the case of a public offering following the initial public offering) after the effective date of the Registration Statement; provided, that (i) all stockholders of the Corporation holding not less than the number of shares of Common Stock held by such holder of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Corporation enter into similar agreements; and (ii) all stockholders of the Corporation shall be released from such stand-off agreement, if any stockholders are released, on a pro rata basis, with no stockholder having any right to offer and sell Restricted Stock free from such stand-off provisions before any other stockholder.

         10. Representations and Warranties of the Corporation. The Corporation represents and warrants to you as follows:

     (a) The execution, delivery and performance of this Agreement by the Corporation have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Corporation or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation.

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     (b) This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms.

         11. Rule 144 Reporting. The Corporation agrees with each of you as follows:

     (a) The Corporation shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Corporation under the Securities Act of an offering of its securities to the general public.

     (b) The Corporation shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under
         Section 13(a) or 15(d) of the Exchange Act at any time after the Corporation has become subject to such reporting requirements of the Exchange Act.

     (c) The Corporation shall furnish to each holder of Restricted Stock forthwith upon request: (i) a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Corporation for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Corporation; and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

         12. Miscellaneous.

     (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall only inure to the benefit of holders of at least 25,000 shares of Restricted Stock, and


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

         shall only inure to any such holders for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

     (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed as follows:

         If to the Corporation:

                  Casella Waste Management, Inc.
                  25 Greens Hill Lane
                  Rutland, VT  05701

         If to the Purchasers:

                  Susan Olivieri
                  79 East Wilder Road
                  West Lebanon, NH  03784

                  Robert MacNeil
                  79 East Wilder Road
                  West Lebanon, NH  03784

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont.

     (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by the written agreement of all of the parties.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f) The parties hereto acknowledge that the Corporation is party to a Registration Rights Agreement dated as of December 22, 1995 with the purchasers of its Series D Preferred Stock and others (the "1995 Registration Rights Agreement"), and that the 1995 Registration Rights Agreement prohibits the Corporation from entering into an agreement with any other person unless, under the terms of any such agreement, such person may include securities in a registration only on terms substantially similar to

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


         the terms on which parties to the 1995 Registration Rights Agreement may include shares in such registration. Accordingly, the parties hereto agree that, at the written request or the Corporation, this Agreement will be deemed amended to comply with the requirement set forth in the preceding sentence upon determination by the Board of Directors of the Corporation that such an amendment is necessary to avoid a violation of the 1995 Registration Rights Agreement.


         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Corporation and you.

                                              Very truly yours,

                                              CASELLA WASTE SYSTEMS, INC.

AGREED TO AND ACCEPTED as of the date first above written.



                                               --------------------------------
                                               Susan Olivieri



                                               --------------------------------
                                               Robert MacNeil





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